BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST

BlackRock Summit Cash Reserves Fund

(the “Fund”)

Supplement dated September 27, 2018 to the Statement of Additional Information of the Fund dated July 27, 2018, as supplemented to date

Effective immediately, the Fund’s Statement of Additional Information (“SAI”) is amended as follows:

The table at the end of the Section entitled “III. Information on Trustees and Officers — Compensation of Trustees” in Part I of the Fund’s SAI is amended to delete the information provided for Neil A. Cotty in its entirety and replace it with the following:

	Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Aggregate Compensation from the Trust and Other BlackRock- Advised Funds
Neil A. Cotty	$1,004	None	$370,000

Shareholders should retain this Supplement for future reference.

SAI-SUMMIT-0918SUP